UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 11, 2006

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

20245 SW 95th Avenue
Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 692-8001

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR      240.13e-4(c))

BIOJECT MEDICAL TECHNOLOGIES INC.

FORM 8-K

INDEX

Item	Description

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Signatures

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On August 11, 2006, Ms. Sandra Panem resigned from the Bioject Medical Technologies Inc. (“Bioject”) Board of Directors.

(d) On August 11, 2006, Mr. John Gandolfo was elected as a director of Bioject. Mr. Gandolfo was appointed to act as a member of the Ad-Hoc Financing Committee.  Mr. Gandolfo’s employment as Chief Financial Officer of Bioject was terminated effective May 3, 2006 as part of Bioject’s previously announced plan of restructuring. In connection with Mr. Gandolfo’s departure, Bioject agreed to pay Mr. Gandolfo $380,749 in cash severance over a 12 month period and accelerated the vesting of 41,125 non-vested stock awards held by Mr. Gandolfo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2006	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ CHRISTINE M. FARRELL
Christine M. Farrell
Vice President of Finance
(Principal Financial and Accounting Officer)